UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005



                     SAND HILL IT SECURITY ACQUISITION CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       0-50813                 20-0996152
           --------                       -------                 ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

         3000 Sand Hill Road
         Building 1, Suite 240
         Menlo Park, California                                       74025
         ----------------------                                       -----
         (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code:      (650) 926-7022


          (Former name or former address, if changed since last report)

Item 1.01.   Entry Into a Material Definitive Agreement.

     On January 25, 2005, Sand Hill IT Security Acquisition Corp. (the "Company") entered into four stock option agreements (the "Stock Option Agreements"), granting the option to purchase up to 15,000 shares of common stock, par value $.01, at an exercise price of $4.75 per share, the market price of such stock on the date the Board of Directors approved the stock option agreements, to each of the four newly appointed members of the Company's Advisory Board. Pursuant to the terms of the stock option agreement, the options will vest (i) 50% one year from the grant of option and (ii) 50% two years from the grant of the option. However, the options will not be exerciseable prior to the consummation of a business combination by the Company.


Item 8.01   Other Events.

     On January 25, 2005, the Company announced its creation of an advisory board to the company (the "Advisory Board") and appointed four IT security and technology executives to be the initial members of the Advisory Board. Additionally, the Company announced the creation of strategic alliances with five companies in the IT security industry. A copy of the press release announcing the appointment of the Advisory Board members and the formation of the strategic alliances is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

     The following exhibits are furnished in accordance with the provisions of
Item 601 of Regulation S-K:


                 Exhibit
                 Number            Description of Exhibit
                 ------            ----------------------

                   99.1            Press Release dated January 25, 2005


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


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SAND HILL IT SECURITY ACQUISITION CORP.

Date:  January 27, 2005
                                             By: /s/ Humphrey P. Polanen
                                             -----------------------------------
                                             Name:  Humphrey P. Polanen
                                             Title: Chief Executive Officer



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


                                INDEX TO EXHIBITS


                 Exhibit
                 Number            Description of Exhibit
                 ------            ----------------------

                   99.1            Press Release dated January 25, 2005


                                      F-1